SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934





                                 March 16, 1998
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                Date of Report (Date of earliest event reported)

                           360 COMMUNICATIONS COMPANY
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             (Exact name of registrant as specified in its charter)





       Delaware                1-14108                    47-0649117
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(State of Incorporation) (Commission File No.) (IRS Employer Identification No.)




                  8725 W. Higgins Road, Chicago, Illinois 60631
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               (Address of principal executive offices) (Zip Code)

                                 (773) 399-2500
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              (Registrant's telephone number, including area code)

This report amends the registrant's Current Report on 8-K dated March 16, 1998 filed with the Securities and Exchange Commission on March 16, 1998.

Item 7.  Financial Statements and Exhibits.

         (c)     Exhibits.

         2.1      Agreement  and Plan of Merger dated as of March 16, 1998 among
                  ALLTEL   Corporation,   Pinnacle  Merger  Sub,  Inc.  and  360
                  Communications  Company.

         2.2 Stock Option Agreement dated as of March 16, 1998 between ALLTEL Corporation and 360 Communications Company.

         4.9 First Amendment to Rights Agreement dated as of March 16, 1998 to Rights Agreement dated as of March 5, 1996 between 360 Communications Company and The Chase Manhattan Bank, as successor in interest to Chemical Bank, as Rights Agent.

         99.1 Press Release issued by 360 Communications Company and ALLTEL Corporation on March 16, 1998 announcing the execution of the Agreement and Plan of Merger. (Previously filed.)

                                    SIGNATURE


         Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         360 COMMUNICATIONS COMPANY



                         By: /S/ Gary L. Burge
                             Gary L. Burge
                             Senior Vice President - Engineering
                             and Network Operations



Date: March 16, 1998

                                  EXHIBIT INDEX




   Exhibit
     No.                           Description of Exhibits
  ---------                       -------------------------

     2.1 Agreement and Plan of Merger dated as of March 15, 1998 among ALLTEL Corporation, Merger Sub, Inc. and 360 Communications Company.

     2.2 Stock Option Agreement dated as of March 15, 1998 between ALLTEL Corporation and 360 Communications Company. (

     4.9 First Amendment to Rights Agreement dated as of March 16, 1998 to Rights Agreement dated as of March 5, 1996 between 360 Communications Company and The Chase Manhattan Bank, as successor in interest to Chemical Bank, as Rights Agent.

     99.1 Press Release issued by 360 Communications Company and ALLTEL Corporation on March 16, 1998 announcing the execution of the Agreement and Plan of Merger. (Previously filed.)